ARISTOTLE ESG CORE BOND FUND (THE “FUND”)
a series of Aristotle Funds Series Trust (the “Trust”)
Supplement dated April 1, 2024 to the Summary Prospectus and Prospectus dated October 19, 2023, as may be supplemented and/or revised from time to time, as it relates to the Fund.

Effective April 1, 2024, the following changes have been made to the Fund’s Advisory Fee and Supervision and Administration Fee rates: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.38% to 0.35%; and (ii) the Supervision and Administration Fee for all share classes has been increased from 0.10% to 0.13%. As a result, there has been no change to the Fund’s total Management Fee for any share class.
Effective April 1, 2024, all references to the Fund’s Advisory Fee and Supervision and Administration Fee rates in the Summary Prospectus and Prospectus are hereby revised to reflect the changes described herein. Further, the Fees and Expenses of the Fund tables and Examples in the Summary Prospectus and the “Fund Summaries - Aristotle ESG Core Bond Fund” section of the Prospectus are hereby restated to reflect the changes described herein, as set forth below.
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. If these fees were included, the fees and expenses shown would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	I	I-2
Management Fee[1]	0.48%	0.48%
Total Annual Fund Operating Expenses	0.48%	0.48%
Less Fee Waiver[2]	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver	0.48%	0.48%

[1]
The Management Fee consists of an Advisory Fee and a Supervision and Administration Fee paid to Aristotle Investment Services, LLC. The Advisory Fee is borne by the Fund at the same annual rate for all share classes of 0.35% of the average net assets. The Supervision and Administration Fee is borne separately by each class at an annual rate of 0.13% of the average net assets of the class.

[2]
Aristotle Investment Services, LLC has contractually agreed, through July 31, 2025, to waive its management fees to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.48% for all share classes. Aristotle Investment Services, LLC may not recoup these waivers in future periods.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
	Share Class
	I	I-2
1 year	$49	$49
3 years	$154	$154
5 years	$269	$269
10 years	$604	$604

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
	Share Class
	I	I-2
1 year	$49	$49
3 years	$154	$154
5 years	$269	$269
10 years	$604	$604

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

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